Advantage Solutions Inc. Investor Presentation | March 2023 NASDAQ: ADV

Disclaimer Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “could”, “expect”, “intend”, “will”, “would”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; the COVID-19 pandemic and the measures taken in response thereto; the availability, acceptance, administration and effectiveness of any COVID-19 vaccine; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing, and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 1, 2023, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.   Non-GAAP Financial Measures and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), Adjusted EBITDA and Net Debt. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below. Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA and Net Debt provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Adjusted EBITDA means net income (loss) before (i) interest expense, net, (ii) (benefit from) provision for income taxes, (iii) depreciation, (iv) impairment of goodwill and indefinite-lived assets, (v) amortization of intangible assets, (vi) equity based compensation of Karman Topco L.P., (vii) change in fair value of warrant liability, (viii) stock-based compensation expense, (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition-related expenses, (xi) costs associated with COVID-19, net of benefits received, (xii) EBITDA for economic interests in investments, (xiii) restructuring expenses, (xiv) litigation expenses, (xv) Recovery from Take 5, (xvi) costs associated with the Take 5 Matter and (xvii) other adjustments that management believes are helpful in evaluating our operating performance. Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Investment Highlights Market leader in outsourced sales and marketing services industry for CPG brands and retailers Large, growing $10B+ total addressable market, anchored by growing retail food industry, with clear levers to continue increasing market share Diverse range of long-standing blue-chip customers with excellent retention Multiple sticky revenue streams and largely contractual nature provide durability and diversification Capital light business with historic track record of long-term growth throughout economic cycles Strong free cash flow generation despite recent inflationary and labor-related headwinds Tangible growth levers via strategic initiatives and operational improvements

COMPANY SNAPSHOT

Advantage Solutions' sales and retailer services help brands and retailers of all sizes get the right products on the shelf, whether physical or digital. Our marketing teams influence shoppers to buy those products, wherever and however they shop.

3,500+ Clients

75,000+ Associates

400+ Data Analytics Professionals

150,000+ Retail Outlets

Brands	**Retailers**
Advantage Clients include **~90%+ of Top 25 CPG Brands[(1)]**	Advantage Customers include **~75%+ of Top 25 Retailers[(2)]**

Helping brands and retailers grow sales, lower costs, and solve problems

(1) Based on ranking of Nielsen 2021 total sales across AOC+C channels.
(2) National Retail Federation (NRF) ranking of industry's largest companies based on 2021 U.S. retail sales.
Note: Unless otherwise noted, figures as of December 31, 2022.

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The basics: What Advantage Does Essential partner to leading brands and retailers, helping clients reach consumers every day, in-store and online, through technology-enabled sales and marketing solutions Headquarter Sales Present to retailers the business case to grow client’s product distribution including assortment, pricing, shelving and trade promotion activation Administration Leverage technology and automation to efficiently process retailer purchase orders Supply Chain Management Apply technology and analytics to sharpen demand forecasting and get the right products in the right amounts to retailers Merchandising Brick-and-mortars: Retail teams maximize on-shelf availability E-commerce: Digital shelf experts optimize site placement, content and user experience Branding & Design / Brand Experiential Creating brand identity, awareness and engagement Digital & Media Driving consideration outside of retail ecosystems using 0P and 1P data Commerce Marketing Influencing consideration at the most relevant points in retailer ecosystems Retail Experiential Driving conversion through visibility and engagement such as in store and online grocery pickup sampling

Advantage’s Two Operating Segments Sales Segment $2.5B (62% of Revenues) Leader in experiential marketing and critical in-store and online sampling programs Agency of record for many of the most recognized brands across the retail, packaged goods, technology, and hospitality industries Revenues generated on a fee-for-service, cost-plus, retainer, or commission basis Currently lower than pre-pandemic levels as a result of depressed in-store sampling and demonstration volumes; labor environment remains challenged Leading position in U.S. outsourced sales and merchandising market: provision of essential sales & merchandising services to increase CPG sales in brick-and-mortar and online channels for brands and retailers Revenues generated on a commission, fee-for-service, or cost-plus basis 5 Marketing Segment $1.5B (38% of Revenues) Competitive advantages across Sales and Marketing Segments driven by scale, talent, and technology, resulting in sticky relationships with long-term blue-chip customers Diversified across sales and marketing services for CPGs and retailers

Retail and Sales Analytics Supply Chain Analytics Category Management Space Management Customer Alignment and Partnership New Item Pitches Pricing, Promotion, and Sales Execution Sales Segment Leader in sales and merchandising services with 20%+ market share Primary Sales Segment Services HEADQUARTER SALES ANALYTICS, INSIGHTS & INTELLIGENCE MERCHANDISING Physical and Digital Shelf Management Store-Level Selling Retail Environment Intelligence Resets and On-Demand Projects Brand and Retailer-Centric Models ADMINISTRATION Order Processing / Customer Service Contract and Deduction Management Cash Applications and Collections Advantage Solutions Competitor A Competitor B Other Total Market $8.4 Billion U.S. Sales and Merchandising Services 2021 Market Share(1) #1 market share position in essential sales and merchandising services Scale advantages Large and stable market Industry fragmentation presents opportunity to grow market share Based on Investment Bank estimates and Industry Research.

Marketing Segment Leading promotions and experiential/event agency in U.S. Planning and Execution Account-Specific Omnichannel Activation National Consumer Promotions Sampling and Demonstrations Festivals and Mobile Tours Logistics and Fulfillment Assisted Selling In-Store, Online, Brand, and Retailer-Centric Models EVENTS & EXPERIENTIAL COMMERCE MARKETING DIGITAL & MEDIA Digital Strategy Digital Content and Advertising Media Planning / Buying Mobile and App Development BRANDING & DESIGN Brand and Private Brand Development and Redesign Brand Packaging Communication Collateral Brand Style Guide Creation U.S. Experiential/Event Marketing 2021 Market Share(1) Advantage Solutions Competitor X Competitor Y Other Competitor Z Total Market $1.6 Billion Ad Age #1 position in Experiential / Events for 9 straight years Scale advantages Strong post-pandemic growth in in-store marketing and sampling programs Primary Marketing Segment Services Ad Age Agency Report 2022: U.S. Experiential/Event Marketing Networks based on U.S. revenue in 2021.

LONG-TERM CLIENTS DRIVE RECURRING REVENUE STREAMS

Brands

Client Description	Length of Relationship (years)	Service Offering	
		Sales	Marketing
$40B+ Confectionery/Food CPG	25+	✓	✓
$8B+ Food & Beverage CPG	25+	✓	✓
$50B+ Multinational CPG	25+	✓	✓
$5B+ Household CPG	15+	✓	✓
$30B Multinational OTC Pharma	15+	✓	✓
$80B+ Food & Beverage CPG	10+	✓	✓
$10B+ Household CPG	10+	✓	✓
$50B+ Chemical & OTC Pharma	10+	✓	✓

Retailers

Client Description	Length of Relationship (years)	Service Offering	
		Sales	Marketing
$200B Membership Retailer	25+	✓	✓
$130B+ Grocer	25+	✓	✓
$560B Discount Retailer	25+	✓	✓
$90B Food Retailer	25+	✓	✓
$130B+ Home Improvement Retailer	25+	✓	✓
$8B+ Gourmet Supermarket	25+	✓	✓
$15B+ Membership Retailer	20+	✓	✓
$90B+ Discount Retailer	20+	✓	✓

100% of Advantage's top 100 clients in 2021 [(1)] were clients in 2022, with these clients representing only ~55% of total 2022 revenues, highlighting lack of concentration

(1) Top clients in 2021 as measured by contributions to Advantage's revenue.

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organic Revenue growth 2022 Organic Revenue (1) $ in millions Presented net of foreign exchange impact. Total Advantage Sales Segment Marketing Segment 12% 8% 11% 10% 7% 7% 2% 3% 21% 9% 29% 26% % Y/Y organic growth % Y/Y organic growth % Y/Y organic growth

PRICING OVERVIEW

Mixed bag of pricing power across various businesses and contract types

FY 2022 Revenue: $4B


PROFESSIONAL / SALARY
COMMISSION-BASED SALES
COST-PLUS ARRANGEMENTS
MERCHANDISING
SAMPLING / DEMONSTRATION

1 Immediate / Quick Benefit (~35-45%)

2 Mixed Impact (~20-30%)

3 Recoup Over Time / Some Absorbed (~30-40%)

1

Commission-Based Sales – CPG product inflation generates commission lift to offset associated white collar wage inflation

Cost-Plus Arrangements – Immediately pass-through wage inflation in price

2

Sampling / Demonstration – Recoup wage inflation quickly; work and negotiate with retailers and pass through to CPGs

3

Merchandising – Recoup wage inflation via price potentially absorbing some of the increase in costs temporarily; pass-through lag

Professional / Salary – Recoup wage inflation via price potentially absorbing some of the increase in costs temporarily; pass-through lag

Note: Representative percentages by business / contract type are estimated in nature and subject to change based on business mix in any give time.

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Customer Case Study: MARUCHAN For 20+ years, Advantage has evolved and grown with Maruchan NATIONAL SALES AGENCY MARKETING AGENCY Maruchan sought to grow sales and become the dominant ramen choice in the U.S. SITUATION ACTION Maruchan was looking to reach new audiences after sales began to plateau. SITUATION AMP Agency identified target audiences, developed the brand architecture, and honed the brand’s creative, including broadcast spots, product packaging, and digital and social advertising. ACTION RESULTS 50K+ Followers across all organic social platforms since 2019 and growing by 50% annually 50K+ Product searches annually 40M+ Impressions from 2019 Maruchan GOLD launch campaign and 2021 fully integrated brand campaign Hired Advantage Sales for full-service sales representation nationally. RESULTS 84% Sales growth over the last 14 years 15+ Percentage points of market share growth in 20 years 39% YOY sales growth of Maruchan Gold new product launch 2000: 53.0% Share TODAY: 68.1 % Share

Proven Track Record Across Economic Cycles 2008 – 2010 Revenue CAGR: 9.6% Adjusted EBITDA(1): 11.8% 15.8% 16.1% 17.8% 16.7% 17.5% 17.5% 17.4% 19.1% 19.3% 19.6% 18.2% 12.7% 13.3% 15.4% 14.5% Daymon Acquisition in December 2017 Revenue CAGR: 10.5% Adj. EBITDA CAGR(1): 7.7% Great Recession COVID-19 Pandemic $5.8 $(201.1) $20.6 $(35.0) $(24.4) $4.3 $35.1 $(99.0) $24.9 $31.2 $388.0 $(1,151.2) $(19.8) $(161.7) $57.5 Adj. EBITDA Margin Net Income ($MM) Adjusted EBITDA and Adjusted EBITDA margin are measures that are not calculated in accordance with GAAP. For a reconciliation of Adjusted EBITDA to net income (loss), please see the appendix to this presentation. Note: Dollars in millions. Acquisition of Daymon closed December 2017. Revenue and Adjusted EBITDA CAGRs based on 2007 – 2022 time period. 10.8% $(1,377.3) 2022 revenues topped $4B for first time despite unparalleled labor / inflation challenges

Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding. 13% % margin % margin Y/Y growth Y/Y growth Y/Y growth Y/Y growth $ in millions. $ in millions. Revenues Adjusted EBITDA 8% 2018-2022 Performance Trends 17% 21% 1% (19)% 24% (10)% 15.4% 5% 5% 16% 5% (40)% (1)% (35)% 11% 14% % margin 12% 7% (16)% (17)% 2% (3)% 7% Y/Y growth Y/Y growth Total Advantage Sales Segment Marketing Segment From Dave for internal discussion: This begs the question as to why margin and EBITDA dropped so much in ‘22

Total Advantage Sales Segment Marketing Segment Revenues Adjusted EBITDA 2022 Quarterly Financial Results $ in millions. $ in millions. % margin % margin % margin Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding.

Asset-Light Business Note: Cash Flow Conversion defined as (Adj. EBITDA – Capex) / (Adj. EBITDA); Capital Expenditures to Sales Defined as Capex / LTM Sales; Market Data as of 12/31/2022; CPG comparables include Church & Dwight, Clorox, Coca-Cola Europacific Partners, PepsiCo, J. M. Smucker, and Reynolds; Business Services include Bright Horizons, BrightView, Healthcare Services, Omnicom Group, Publicis Groupe, WPP, Cintas, and Ecolab; Other Business Outsourcers include Aramark, Accenture, Genpact, Compass, and Sodexo; Information Services include ADP, Verisk Analytics, and Gartner; Retailers include Walmart, Costco, Kroger, and Koninklijke. (Adj. EBITDA – Capex) / Adj. EBITDA Capital Expenditures to Sales Advantage differentiated from peers / industry participants due to limited capital intensity

Free cash flow bridge ~59% Conversion Rate ~19% Conversion Rate From Dave for internal discussion: May be asked how we can better manage WC and how we’d deleverage to reduce interest expense Strong cash flow characteristics in 2022 expected to improve in 2023

Capital Allocation Priorities Investing in recruiting and retention given challenging labor environment Focus on executing critical activities within core business to improve infrastructure and grow Enhance analytic support for HQ Sales and enhance technology for Retail teams Opportunistically repurchase shares with available cash $100M Open Share Repurchase Authorization; $13M repurchased through Q4 2022 Expect to steadily de-lever balance sheet beginning in 2023 via cash accumulation Current leverage: 4.5x net debt(1) to LTM September Adjusted EBITDA Any M&A activities should not be adverse to the balance sheet or impact debt metrics No acquisitions completed since August 2022 Disciplined long-term approach to M&A to further industry leadership position and enhance portfolio Organic Growth & Investment Share Repurchases De-lever Balance Sheet M&A Opportunities Net debt is a non-GAAP financial measure and includes Other Debt of approximately $6M. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto. Advantage is focused on de-leveraging balance sheet and any M&A activities should not be adverse to the balance sheet or impact debt metrics

Total Debt of $2.1 billion Leverage at around 4.5x net debt(1) to LTM December Adjusted EBITDA No meaningful maturities for the next 4+ years 75 bps LIBOR cap in place on $650M of First Lien Term Loan through October 2024 Debt Capitalization: Equity capitalization as of December 31, 2022: 319,690,300 Class A Common shares outstanding 1,610,014 Treasury shares outstanding 18,578,321 Warrants with a $11.50 exercise price per share 18,065,488 Options, RSUs, and PSUs(4) Capitalization Summary Net debt is a non-GAAP financial measure and includes Other Debt of approximately $6M. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto. First Lien Term Loan rate subject to 0.75% LIBOR floor. See First Lien Credit Agreement, dated October 28, 2020 and First Lien Amendment dated October 28, 2021 for additional information. First Lien Term Loan that amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,299 million obligation in 2027E maturity, including $500 million of borrowing capacity of Revolving Credit Facility. PSUs represent the number of underlying shares that would be issued at Target performance levels.   Maturity Rate Outstanding First Lien Term Loan 2027 L+4.50%(2) 1,299 Senior Secured Notes 2028 6.50% 775 Total Funded Debt     $2,074 Other Debt 6 Less: Cash and Cash Equivalents (121) Total Net Debt(1) $1,959 1L Term Loan Sr. Secured Notes (3) $1,799

Appendix & Non-GAAP Reconciliation

Advantage CEO Dave Peacock 20 Dave Peacock was named Advantage Solutions CEO in January 2023. His 30-plus-year career in the consumer packaged goods and retail industry includes four years as president and chief operating officer of Schnuck Markets, Inc., and two decades at Anheuser-Busch, where he served three years as the company’s president. Prior to joining Advantage, Peacock was chief operating officer and on the board of directors of Continental Grain Company, a global investor, owner and operator of companies across the food and agribusiness spectrum. Previously, he was a member of the board of advisors for, and was the founder and chairman of, Vitaligent, LLC, a multi-unit restaurant franchise. He is a member of the board of directors of Stifel Financial Corp. and past member of the board of directors of Wayne-Sanderson Farms and Post Holdings Partnership Corporation. He also served on the board of trustees of the Urban League of Metropolitan St. Louis and the board of directors of Pink Ribbon Girls.

NON-GAAP RECONCILIATION *(1/6)*

Consolidated	Year Ended December 31,															
	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Total Company (in thousands)				(Unaudited)[10]				(Unaudited)[10]								
Net income (loss)	$ 5,790	$ (201,052)	$ 20,622	$ (34,984)	$ (24,442)	$ 4,253	$ 35,072	$ (98,984)	$ 24,886	$ 31,165	$ 388,042	$ (1,151,223)	$ (19,756)	$ (161,707)	$ 57,549	$ (1,377,292)
Add:																
Interest expense, net	69,403	255,211	26,199	96,606	106,738	112,426	106,020	168,123	160,895	167,360	179,566	229,643	232,077	234,044	137,927	104,459
Provision for (benefit from) income taxes	10,294	59,213	45,989	(50)	(8,471)	(8,106)	17,922	(16,965)	18,202	22,623	(358,806)	(168,334)	1,353	(5,331)	33,617	(145,337)
Depreciation and amortization	51,110	(13,074)	16,538	57,566	124,644	144,912	126,648	143,954	164,584	170,260	179,990	225,233	232,573	238,598	240,041	233,075
Impairment of goodwill and indefinite-lived assets	6,290	53,189	60,234	—	—	—	—	—	—	—	—	1,232,000	—	—	—	1,572,523
Equity-based compensation of Karman Topco L.P.[1]	665	931	668	758	1,771	1,855	1,724	3,032	7,463	7,622	9,882	(2,432)	7,960	98,119	(10,313)	(6,934)
Change in fair value of warrant liability	—	—	—	—	—	—	—	—	—	—	—	—	—	—	955	(21,236)
Stock-based compensation expense[2]	—	—	—	—	—	—	—	—	—	—	—	—	—	—	34,602	39,825
Fair value adjustments related to contingent consideration related to acquisitions[3]	—	(5,879)	(290)	—	—	—	(2,278)	(11,979)	(31,305)	(841)	12,757	(54,464)	1,516	13,367	4,562	4,774
Acquisition-related expenses[4]	—	—	—	65,754	5,115	719	2,547	140,423	9,857	10,368	25,251	61,155	31,476	50,823	20,173	23,902
EBITDA for economic interests in investments[5]	—	—	—	—	84	(11,107)	(13,355)	(469)	1,426	1,778	(4,636)	(7,212)	(8,421)	(6,462)	(13,437)	(12,888)
Restructuring expenses[6]	—	—	—	—	—	—	—	—	5,498	1,890	7,343	12,465	5,385	39,770	12,502	6,094
Litigation expenses[7]	—	—	—	—	—	—	—	—	3,984	(975)	271	1,200	3,500	1,980	(910)	5,357
Costs associated with COVID-19, net of benefits received[8]	—	—	—	—	—	—	—	—	—	—	—	—	—	(11,954)	(991)	7,208
Recovery from Take 5	—	—	—	—	—	—	—	—	—	—	—	79,165	—	(7,700)	—	—
Costs associated with the Take 5 Matter[9]	—	—	—	—	—	—	—	—	—	—	—	14,178	16,368	3,628	4,901	2,465
Adjusted EBITDA	$ 143,552	$ 148,539	$ 169,960	$ 185,650	$ 205,439	$ 244,952	$ 274,300	$ 327,135	$ 365,490	$ 411,250	$ 439,660	$ 471,374	$ 504,031	$ 487,175	$ 521,178	$ 435,995

(in thousands)	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Numerator - Revenues	$ 907,174	$ 923,491	$ 953,060	$ 1,109,859	$ 1,170,623	$ 1,401,406	$ 1,575,254	$ 1,713,720	$ 1,895,046	$ 2,100,235	$ 2,416,927	$ 3,707,628	$ 3,785,063	$ 3,155,671	$ 3,602,298	$ 4,049,742
Denominator - Adjusted EBITDA	$ 143,552	$ 148,539	$ 169,960	$ 185,650	$ 205,439	$ 244,952	$ 274,300	$ 327,135	$ 365,490	$ 411,250	$ 439,660	$ 471,374	$ 504,031	$ 487,175	$ 521,178	$ 435,995
Adjusted EBITDA Margin	15.8%	16.1%	17.8%	16.7%	17.5%	17.5%	17.4%	19.1%	19.3%	19.6%	18.2%	12.7%	13.3%	15.4%	14.5%	10.8%

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NON-GAAP RECONCILIATION *(2/6)*

Consolidated	Three Months Ended			
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Total Company (in thousands)				
Net income (loss)	$ 17,534	$ 3,676	$ 23,227	$ (1,421,729)
Add:				
Interest expense, net	11,883	28,188	23,557	40,831
Provision for (benefit from) income taxes	9,049	1,316	1,158	(156,860)
Depreciation and amortization	57,768	58,444	57,785	59,078
Impairment of goodwill and indefinite-lived assets	—	—	—	1,572,523
Equity-based compensation of Karman Topco L.P.[1]	(2,795)	(3,519)	(828)	208
Change in fair value of warrant liability	(15,442)	(4,914)	(1,100)	220
Stock-based compensation expense[2]	7,771	14,961	7,174	9,919
Fair value adjustments related to contingent consideration related to acquisitions[3]	2,134	3,654	(340)	(674)
Acquisition-related expenses[4]	9,585	5,998	4,260	4,059
EBITDA for economic interests in investments[5]	(4,052)	(1,020)	(2,474)	(5,342)
Restructuring expenses[6]	643	253	3,562	1,636
Litigation expenses[7]	—	(800)	—	6,157
Costs associated with COVID-19, net of benefits received[8]	1,574	1,362	2,009	2,263
Costs associated with the Take 5 Matter[9]	1,087	723	278	377
Adjusted EBITDA	$ 96,739	$ 108,322	$ 118,268	$ 112,666

	Three Months Ended			
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
(in thousands)				
Numerator - Revenues	$ 914,808	$ 981,076	$ 1,051,095	$ 1,102,763
Denominator - Adjusted EBITDA	$ 96,739	$ 108,322	$ 118,268	$ 112,666
Adjusted EBITDA	10.6%	11.0%	11.3%	10.2%

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NON-GAAP RECONCILIATION *(3/6)*

	Three Months Ended			
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Sales Segment (in thousands)				
Operating income (loss)	$ 18,973	$ 15,177	$ 31,765	$ (1,389,107)
Add:				
Depreciation and amortization	40,969	40,543	39,798	40,075
Impairment of goodwill and indefinite-lived assets	—	—	—	1,421,719
Equity-based compensation of Karman Topco L.P.[1]	(1,652)	(2,032)	(320)	283
Stock-based compensation expense[2]	4,758	9,171	4,080	6,016
Fair value adjustments related to contingent consideration related to acquisitions[3]	803	6,090	(1,901)	(4,442)
Acquisition-related expenses[4]	7,314	3,540	2,880	808
EBITDA for economic interests in investments[5]	(4,207)	(1,155)	(2,656)	(5,351)
Restructuring expenses[6]	819	340	2,360	1,307
Litigation expense[7]	—	(100)	—	6,157
Costs associated with COVID-19, net of benefits received[8]	456	179	166	611
Sales Segment Adjusted EBITDA	$ 68,233	$ 71,753	$ 76,172	$ 78,076

	Three Months Ended			
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Marketing Segment (in thousands)				
Operating income (loss)	$ 4,051	$ 13,089	$ 15,077	$ (148,431)
Add:				
Depreciation and amortization	16,799	17,901	17,987	19,003
Impairment of goodwill and indefinite-lived assets	—	—	—	150,804
Equity based compensation of Topco[1]	(1,143)	(1,487)	(508)	(75)
Stock based compensation expense[2]	3,013	5,790	3,094	3,903
Fair value adjustments related to contingent consideration related to acquisitions[3]	1,331	(2,436)	1,561	3,768
Acquisition-related expenses[4]	2,271	2,458	1,380	3,251
EBITDA for economic interests in investments[5]	155	135	182	9
Restructuring expenses[6]	(176)	(87)	1,202	329
Litigation expenses[7]	—	(700)	—	—
Costs associated with COVID-19, net of benefits received[8]	1,118	1,183	1,843	1,652
Costs associated with the Take 5 Matter[9]	1,087	723	278	377
Marketing Segment Adjusted EBITDA	$ 28,506	$ 36,569	$ 42,096	$ 34,590

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NON-GAAP RECONCILIATION *(4/6)*

	Year Ended December 31,				
	2018	2019	2020	2021	2022
Sales Segment (in thousands)					
Operating income (loss)	$ (1,072,702)	$ 127,961	$ 63,305	$ 182,529	$ (1,323,192)
Add:					
Depreciation and amortization	157,098	161,563	171,569	170,076	161,385
Impairment of goodwill and indefinite-lived assets	1,232,000	—	—	—	1,421,719
Equity-based compensation of Karman Topco L.P.[1]	1,020	6,418	71,124	(6,490)	(3,721)
Stock-based compensation expense[2]	—	—	—	18,357	24,025
Fair value adjustments related to contingent consideration related to acquisitions[3]	(54,628)	(2,720)	8,371	(6,553)	550
Acquisition-related expenses[4]	31,699	18,276	36,722	13,945	14,542
EBITDA for economic interests in investments[5]	(7,155)	(8,395)	(7,565)	(14,058)	(13,369)
Restructuring expenses[6]	6,663	2,928	20,295	4,478	4,826
Litigation expenses[7]	1,200	3,500	1,658	(584)	6,057
Costs associated with COVID-19, net of benefits received[8]	—	—	(5,462)	1,511	1,412
Sales Segment Adjusted EBITDA	$ 295,195	$ 309,531	$ 360,017	$ 363,211	$ 294,234

	Year Ended December 31,				
	2018	2019	2020	2021	2022
Marketing Segment (in thousands)					
Operating income (loss)	$ (17,212)	$ 85,713	$ 3,701	$ 47,519	$ (116,214)
Add:					
Depreciation and amortization	68,135	71,010	67,029	69,965	71,690
Impairment of goodwill and indefinite-lived assets	—	—	—	—	150,804
Equity-based compensation of Karman Topco L.P.[1]	(3,452)	1,542	26,995	(3,823)	(3,213)
Stock-based compensation expense[2]	—	—	—	16,245	15,800
Fair value adjustments related to contingent consideration related to acquisitions[3]	164	4,236	4,996	11,115	4,224
Acquisition-related expenses[4]	29,456	13,200	14,101	6,228	9,360
EBITDA for economic interests in investments[5]	(57)	(26)	1,103	621	481
Restructuring expenses[6]	5,802	2,457	19,475	8,024	1,268
Litigation expenses[7]	—	—	322	(326)	(700)
Costs associated with COVID-19, net of benefits received[8]	—	—	(6,492)	(2,502)	5,796
Recovery from Take 5	79,165	—	(7,700)	—	—
Costs associated with the Take 5 Matter[9]	14,178	16,368	3,628	4,901	2,465
Marketing Segment Adjusted EBITDA	$ 176,179	$ 194,500	$ 127,158	$ 157,967	$ 141,761

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Non-GAAP Reconciliation (5/6) (in millions) December 31, 2022 Current portion of long-term debt $ 14.0 Long-term debt, net of current portion 2,022.8 Less: Debt issuance costs (42.4) Total Debt 2,079.2 Less: Cash and cash equivalents 120.7 Total Net Debt $ 1,958.5

NON-GAAP RECONCILIATION *(6/6)*

Note: Numerical figures included in this slide have been subject to rounding adjustments

(1) Represents expenses related to (i) equity-based compensation expense associated with grants of Common Series D Units of Karman Topco L.P. (“Topco”) made to one of the equityholders of Topco and (ii) equity-based compensation expense associated with the Common Series C Units of Topco.

(2) Represents non-cash compensation expense related to issuance of performance restricted stock units, restricted stock units, and stock options with respect to our Class A common stock under the Advantage Solutions Inc. 2020 Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan.

(3) Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, excluding the present value accretion recorded in interest expense, net, for the applicable periods.

(4) Represents fees and costs associated with activities related to our acquisitions and restructuring activities related to our equity ownership, including professional fees, due diligence, and integration activities.

(5) Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements.

(6) Represents fees and costs associated with various internal reorganization activities among our consolidated entities.

(7) Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities.

(8) Represents (a) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line associates, medical benefit payments for furloughed associates, and personal protective equipment and (b) benefits received from government grants for COVID-19 relief.

(9) Represents costs associated with the Take 5 Matter, primarily, professional fees and other related costs.

(10) Unaudited periods 2010 and 2014 are both comprised of audited stub periods to sum up to full year financials (individual stub periods within each year are audited, full year summations are unaudited).

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